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                                 EXHIBIT (10-1)

        The Procter & Gamble 2001 Stock and Incentive Compensation Plan,
              and related correspondence and terms and conditions
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         THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
            (AS APPROVED BY THE SHAREHOLDERS ON OCTOBER 9, 2001 AND
                           AMENDED DECEMBER 10, 2002)


ARTICLE A -- PURPOSE.

         The purposes of The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the "Plan") are to strengthen the alignment of interests between those employees of The Procter & Gamble Company (the "Company") and its subsidiaries who are largely responsible for the success of the business (the "Participants") and the Company's shareholders through ownership behavior and the increased ownership of shares of the Company's common stock (the "Common Stock"), and to encourage the Participants to remain in the employ of the Company and its subsidiaries. This will be accomplished through the granting of options to purchase shares of Common Stock, the granting of performance related awards, the payment of a portion of the Participants' remuneration in shares of Common Stock, the granting of deferred awards related to the increase in the price of Common Stock, and the granting of restricted stock units ("RSUs") or other awards that are related to the price of Common Stock.

ARTICLE B -- ADMINISTRATION.

         1. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), or such other committee as may be designated by the Board. The Committee shall consist of not fewer than three (3) members of the Board who are "Non-Employee Directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or definition adopted by the Securities and Exchange Commission, to be appointed by the Board from time to time and to serve at the discretion of the Board. The Committee may establish such regulations, provisions, and procedures within the terms of the Plan as, in its opinion, may be advisable for the administration and operation of the Plan, and may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration and operation of the Plan and may grant authority to such persons to execute documents on behalf of the Committee. The Committee shall report to the Board on the administration of the Plan not less than once each year.

         2. Subject to the express provisions of the Plan, the Committee shall have authority: to grant nonstatutory and incentive stock options; to grant stock appreciation rights either freestanding or in tandem with simultaneously granted stock options; to grant Performance Awards (as defined in Article J); to award a portion of a Participant's remuneration in shares of Common Stock subject to such conditions or restrictions, if any, as the Committee may determine; to award RSUs or other awards that are related to the price of Common Stock; to determine all the terms and provisions of the respective stock option, stock appreciation right, stock award, RSU, or other award agreements including setting the dates when each stock option or stock appreciation right or part thereof may be exercised and determining the conditions and restrictions, if any, of any shares of Common Stock acquired through the exercise of any stock option; to provide for special terms for any stock options, stock appreciation rights, stock awards, RSUs or other awards granted to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America in order to fairly accommodate for differences in local law, tax policy or custom and to approve such supplements to or amendments, restatements or alternative versions of the Plan as the Committee may consider necessary or appropriate for such purposes (without affecting the terms of the Plan for any other purpose); and to make all other determinations it deems necessary or advisable for administering the Plan. In addition, at the time of grant the Committee shall have the further authority to:

         (a) waive the provisions of Article F, Paragraph 1(a);

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         (b)  waive the provisions of Article F, Paragraph 1(b);

         (c)  waive the provisions of Article G, Paragraph 4(a), 4(b) and 4(c);
              and

         (d) impose conditions in lieu of those set forth in Article G, Paragraphs 4 through 7, for nonstatutory stock options, stock appreciation rights, stock awards, or Performance Awards which do not increase or extend the rights of the Participant.

ARTICLE C -- PARTICIPATION.

         The Committee shall select as Participants those employees of the Company and its subsidiaries who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of such companies.

ARTICLE D -- LIMITATION ON NUMBER OF SHARES AVAILABLE UNDER THE PLAN.

         1. Unless otherwise authorized by the shareholders and subject to Paragraph 2 of this Article D, the maximum aggregate number of shares available for award under the Plan shall be ninety-five million shares. Any of the authorized shares may be used for any of the types of awards described in the Plan, except that no more than fifteen percent (15%) of the authorized shares may be awarded as restricted or unrestricted stock.

         2. In addition to the shares authorized for award by Paragraph 1 of this Article, the following shares may be awarded under the Plan:

              (a) shares that were authorized to be awarded under The Procter & Gamble 1992 Stock Plan (the "1992 Plan"), but that were not awarded under the 1992 Plan;

              (b) shares awarded under the Plan or the 1992 Plan that are subsequently forfeited in accordance with the Plan or the 1992 Plan, respectively;

              (c) shares tendered by a Participant in payment of all or part of the exercise price of a stock option awarded under the Plan or the 1992 Plan;

              (d) shares tendered by or withheld from a Participant in satisfaction of withholding tax obligations with respect to a stock option awarded under the Plan or the 1992 Plan.

ARTICLE E -- SHARES SUBJECT TO USE UNDER THE PLAN.

         1. The shares to be delivered by the Company upon exercise of stock options or stock appreciation rights shall be determined by the Board and may consist, in whole or in part, of authorized but unissued shares or treasury shares. In the case of redemption of stock appreciation rights by one of the Company's subsidiaries, such shares shall be shares acquired by that subsidiary.

         2. For purposes of the Plan, restricted or unrestricted stock awarded under the terms of the Plan shall be authorized but unissued shares, treasury shares, or shares acquired in the open market by the Company or a subsidiary, as determined by the Board.

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ARTICLE F -- STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

         1. In addition to such other conditions as may be established by the Committee, in consideration of the granting of stock options or stock appreciation rights under the terms of the Plan, each Participant agrees as follows:

         (a) The right to exercise any stock option or stock appreciation right shall be conditional upon certification by the Participant at time of exercise that the Participant intends to remain in the employ of the Company or one of its subsidiaries for at least one (1) year following the date of the exercise of the stock option or stock appreciation right (provided that termination of employment due to Retirement or Special Separation shall not constitute a breach of such certification), and,

         (b) In order to better protect the goodwill of the Company and its subsidiaries and to prevent the disclosure of the Company's or its subsidiaries' trade secrets and confidential information and thereby help insure the long-term success of the business, the Participant, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise, for a period of three (3) years following the date of the Participant's termination of employment with the Company (except for terminations of employment resulting from Retirement or Special Separation), in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Company or its subsidiaries (including both existing products as well as products known to the Participant, as a consequence of the Participant's employment with the Company or one of its subsidiaries, to be in development):

              (1) with respect to which the Participant's work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or one of its subsidiaries or

              (2) with respect to which during that period of time the Participant, as a consequence of the Participant's job performance and duties, acquired knowledge of trade secrets or other confidential information of the Company or its subsidiaries.

              For purposes of this paragraph, it shall be conclusively presumed that Participants have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

         (c) The provisions of this Article are not in lieu of, but are in addition to the continuing obligation of the Participant (which Participant hereby acknowledges) to not use or disclose the Company's or its subsidiaries' trade secrets and confidential information known to the Participant until any particular trade secret or confidential information become generally known (through no fault of the Participant), whereupon the restriction on use and disclosure shall cease as to that item. Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company or one of its subsidiaries is considering for broader use, shall not be deemed generally known until such broader use is actually commercially implemented. As used in this Article, "generally known" means known throughout the domestic U. S. industry or, in the case of Participants who have job responsibilities outside of the United States, the appropriate foreign country or countries' industry.

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         (d)  By acceptance of any offered stock option or stock appreciation rights granted under the terms of the Plan, the Participant acknowledges that if the Participant were, without authority, to use or disclose the Company's or any of its subsidiaries' trade secrets or confidential information or threaten to do so, the Company or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the Participant from doing so. The Participant acknowledges that the harm caused to the Company by the breach or anticipated breach of this Article is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. The Participant consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Company or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the Participant, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

         (e) If any of the provisions contained in this Article shall for any reason, whether by application of existing law or law which may develop after the Participant's acceptance of an offer of the granting of stock appreciation rights or stock options, be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the Participant agrees to join the Company or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law. If any one or more of the terms, provisions, covenants, or restrictions of this Article shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         2. The fact that a Participant has been granted a stock option or a stock appreciation right under the Plan shall not limit the right of the employer to terminate the Participant's employment at any time. The Committee is authorized to suspend or terminate any outstanding stock option or stock appreciation right for actions taken by a Participant prior to termination of employment if the Committee determines the Participant has acted significantly contrary to the best interests of the Company or its subsidiaries.

         3. The maximum number of shares with respect to which stock options or stock appreciation rights may be granted to any Participant in any calendar year shall not exceed 1,000,000 shares.

         4. The aggregate fair market value (determined at the time when the incentive stock option is exercisable for the first time by a Participant during any calendar year) of the shares for which any Participant may be granted incentive stock options under the Plan and all other stock option plans of the Company and its subsidiaries in any calendar year shall not exceed $100,000 (or such other amount as reflected in the limits imposed by Section 422(d) of the Internal Revenue Code of 1986, as it may be amended from time to time).

         5. If the Committee grants incentive stock options, all such stock options shall contain such provisions as permit them to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time.

         6. With respect to stock options granted in tandem with stock appreciation rights, the exercise of either such stock options or such stock appreciation rights will result in the simultaneous cancellation of the same number of tandem stock appreciation rights or stock options, as the case may be.

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         7. The exercise price for all stock options and stock appreciation rights shall be established by the Committee at the time of their grant and shall be not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant.

         8. Unless otherwise authorized by the shareholders of the Company, neither the Board nor the Committee shall authorize the amendment of any outstanding stock option or stock appreciation right to reduce the exercise price.

         9. No stock option or stock appreciation right shall be cancelled and replaced with awards having a lower exercise price without the prior approval of the shareholders of the Company. This Article F, Paragraph 9 is intended to prohibit the repricing of "underwater" stock options and stock appreciation rights and shall not be construed to prohibit the adjustments permitted under Article J of the Plan.

         10. The Committee may require any Participant to accept any stock options or stock appreciation rights by means of electronic signature.

ARTICLE G -- EXERCISE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

         1. All stock options and stock appreciation rights granted hereunder shall have a maximum life of no more than ten (10) years from the date of grant.

         2. No stock options or stock appreciation rights shall be exercisable within one (1) year from their date of grant, except in the case of the death of the Participant.

         3. Unless a transfer has been duly authorized by the Committee pursuant to Article G, Paragraph 6 of the Plan, during the lifetime of the Participant, stock options and stock appreciation rights may be exercised only by the Participant personally, or, in the event of the legal incompetence of the Participant, by the Participant's duly appointed legal guardian.

         4. In the event that a Participant ceases to be an employee of the Company or any of its subsidiaries while holding an unexercised stock option or stock appreciation right:

         (a) Any unexercisable portions thereof are then void, except in the case of: (1) death of the Participant; (2) Retirement or Special Separation that occurs more than six months from the date the options were granted; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, Paragraph 4(a).

         (b) Any exercisable portions thereof are then void, except in the case of: (1) death of the Participant; (2) Retirement or Special Separation; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, Paragraph 4(b).

         (c) In the case of Special Separation, any stock option or stock appreciation right must be exercised within the time specified in the original grant or five (5) years from the date of Special Separation, whichever is shorter.

         5. In the case of the death of a Participant, the persons to whom the stock options or stock appreciation rights have been transferred by will or the laws of descent and distribution shall have the privilege of exercising remaining stock options, stock appreciation rights or parts thereof, whether or not exercisable on the date of death of such Participant, at any time prior to the expiration date of the stock options or stock appreciation rights.

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         6. Stock options and stock appreciation rights are not transferable other than by will or by the laws of descent and distribution. For the purpose of exercising stock options or stock appreciation rights after the death of the Participant, the duly appointed executors and administrators of the estate of the deceased Participant shall have the same rights with respect to the stock options and stock appreciation rights as legatees or distributees would have after distribution to them from the Participant's estate. Notwithstanding the foregoing, the Committee may authorize the transfer of stock options and stock appreciation rights upon such terms and conditions as the Committee may require. Such transfer shall become effective only upon the Committee's complete satisfaction that the proposed transferee has strictly complied with such terms and conditions, and both the original Participant and the transferee shall be subject to the same terms and conditions hereunder as the original Participant.

         7. Upon the exercise of stock appreciation rights, the Participant shall be entitled to receive a redemption differential for each such stock appreciation right which shall be the difference between the then fair market value of one share of Common Stock and the exercise price of one stock appreciation right then being exercised. In the case of the redemption of stock appreciation rights by a subsidiary of the Company not located in the United States, the redemption differential shall be calculated in United States dollars and converted to the appropriate local currency on the exercise date. As determined by the Committee, the redemption differential may be paid in cash, Common Stock to be valued at its fair market value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof.

         8. Time spent on leave of absence shall be considered as employment for the purposes of the Plan. Leave of absence means any period of time away from work granted to any employee by his or her employer because of illness, injury, or other reasons satisfactory to the employer.

         9. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right where such suspension is deemed by the Company as necessary or appropriate for corporate purposes. No such suspension shall extend the life of the stock option or stock appreciation right beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date.

         10. The Committee may require any Participant to exercise any stock options or stock appreciation rights by means of electronic signature.

ARTICLE H -- PAYMENT FOR STOCK OPTIONS AND TAX WITHHOLDING.

         Upon the exercise of a stock option, payment in full of the exercise price shall be made by the Participant. As determined by the Committee, the stock option exercise price may be paid by the Participant either in cash, shares of Common Stock valued at their fair market value on the date of exercise, a combination thereof, or such other method as determined by the Committee. In addition to payment of the exercise price, the Committee may authorize the Company to charge a reasonable administrative fee for the exercise of any stock option. Furthermore, to the extent the Company is required to withhold federal, state, local or foreign taxes in connection with any Participant's stock option exercise, the Committee may require the Participant to make such arrangements as the Company may deem necessary for the payment of such taxes required to be withheld (including, without limitation, relinquishment of a portion of such stock options or relinquishment of a portion of the proceeds received by the Participant in a simultaneous exercise and sale of stock during a "cashless" exercise). In no event, however, shall the Committee be permitted to require payment from a Participant in excess of the maximum required tax withholding rates.

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ARTICLE I -- GRANT OF UNRESTRICTED OR RESTRICTED STOCK.

         The Committee may grant Common Stock to Participants under the Plan subject to such conditions or restrictions, if any, as the Committee may determine. To the extent the Company is required to withhold federal, state, local or foreign taxes in connection with the lapse of restrictions on any Participant's shares of Common Stock, the Committee may require the Participant to make such arrangements as the Company may deem necessary for the payment of such taxes required to be withheld (including, without limitation, relinquishment of a portion of such shares of Common Stock). In no event, however, shall the Committee be permitted to require payment from a Participant in excess of the maximum required tax withholding rates.

ARTICLE J -- PERFORMANCE RELATED AWARDS.

         1. The Committee, in its discretion, may establish performance goals for selected Participants and authorize the granting of cash, stock options, stock appreciation rights, Common Stock, RSUs or other awards that are related to the price of Common Stock, other property, or any combination thereof ("Performance Awards") to such Participants upon achievement of such established performance goals during a specified time period (the "Performance Period"). The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the performance goals to be achieved during each Performance Period, the amount of any Performance Awards to be paid, and the method of payment for any Performance Awards. Performance Awards may be granted either alone or in addition to other grants made under the Plan.

         2. Notwithstanding the foregoing, any Performance Awards granted to the Chief Executive and the Company's other four highest paid executive officers (as reported in the Company's proxy statement pursuant to Regulation S-K, Item 402(a)(3)) under Article J, Paragraph 1 shall comply with all of the following requirements:

         (a) Each grant shall specify the specific performance objectives (the "Performance Objectives") which, if achieved, will result in payment or early payment of the Performance Award. The Performance Objectives may be described in terms of Company-wide objectives that are related to the individual Participant or objectives that are related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: stock price, market share, sales revenue, cash flow, earnings per share, return on equity, total shareholder return, gross margin, and/or costs. The Performance Objectives may be made relative to the performance of other corporations. The Committee, in its discretion, may change or modify these criteria, however, at all times the criterion must be valid performance criterion for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee may not change the criteria or Performance Objectives for any Performance Period that has already been approved by the Committee. The Committee may cancel a Performance Period or replace a Performance Period with a new Performance Period, provided that any such cancellation or replacement shall not cause the Performance Award to fail to meet the requirements of Section 162(m) of the Code.

         (b) Each grant shall specify the minimum level of achievement required by the Participant relative to the Performance Objectives to qualify for a Performance Award. In doing so, the grant shall establish a formula for determining the percentage of the Performance Award to be awarded if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Objectives. Each grant may also establish a formula for determining an additional award above and beyond the Performance Award to be granted to the Participant if performance is at or above the specified Performance Objectives. Such additional award shall also be established as a percentage of

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the Performance Award. The Committee may decrease a Performance Award as determined by the Performance Objectives, but in no case may the Committee increase any Performance Award as determined by the Performance Objectives.

         (c) The maximum Performance Award that may be granted to any Participant for any one-year Performance Period shall not exceed $20,000,000 or 400,000 shares of Common Stock (the "Annual Maximum"). The maximum Performance Award that may be granted to any Participant for a Performance Period greater than one year shall not exceed the Annual Maximum multiplied by the number of full years in the Performance Period.

ARTICLE K -- ADJUSTMENTS.

         In the event of any future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off or other change affecting the corporate structure, capitalization or Common Stock of the Company occurring after the date of approval of the Plan by the Company's shareholders, (i) the amount of shares authorized to be issued under the Plan and (ii) the number of shares and/or the exercise prices covered by outstanding stock options and stock appreciation rights shall be adjusted appropriately and equitably to prevent dilution or enlargement of rights under the Plan. Following any such change, the term "Common Stock" shall be deemed to refer to such class of shares or other securities as may be applicable.

ARTICLE L -- ADDITIONAL PROVISIONS AND DEFINITIONS.

         1. The Board may, at any time, repeal the Plan or may amend it except that no such amendment may amend this paragraph, increase the total aggregate number of shares subject to the Plan, reduce the price at which stock options or stock appreciation rights may be granted or exercised, alter the class of employees eligible to receive stock options, or increase the percentage of shares authorized to be transferred as restricted or unrestricted stock. Participants and the Company shall be bound by any such amendments as of their effective dates, but if any outstanding stock options or stock appreciation rights are materially affected adversely, notice thereof shall be given to the Participants holding such stock options and stock appreciation rights and such amendments shall not be applicable without such Participant's written consent. If the Plan is repealed in its entirety, all theretofore granted unexercised stock options or stock appreciation rights shall continue to be exercisable in accordance with their terms and shares subject to conditions or restrictions granted pursuant to the Plan shall continue to be subject to such conditions or restrictions.

         2. In the case of a Participant who is an employee of a subsidiary of the Company, performance under the Plan, including the granting of shares of the Company, may be by the subsidiary. Nothing in the Plan shall affect the right of the Company or any subsidiary to terminate the employment of any employee with or without cause. None of the Participants, either individually or as a group, and no beneficiary, transferee or other person claiming under or through any Participant, shall have any right, title, or interest in any shares of the Company purchased or reserved for the purpose of the Plan except as to such shares, if any, as shall have been granted or transferred to him or her. Nothing in the Plan shall preclude the awarding or granting of shares of the Company to employees under any other plan or arrangement now or hereafter in effect.

         3. "Subsidiary" means any company in which more than fifty percent (50%) of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Company or, if the company does not issue stock, more than fifty percent (50%) of the total combined ownership interest is owned, directly or indirectly, by the Company. In addition, the Board may designate for participation in

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the Plan as a "subsidiary," except for the granting of incentive stock options, those additional companies affiliated with the Company in which the Company's direct or indirect stock ownership is fifty percent (50%) or less of the total combined voting power of all classes of such company's stock, or, if the company does not issue stock, the Company's direct or indirect ownership is fifty percent (50%) or less of the company's total combined ownership interest.

         4. Notwithstanding anything to the contrary in the Plan, stock options and stock appreciation rights granted hereunder shall vest immediately and any conditions or restrictions on Common Stock shall lapse upon a "Change in Control." A "Change in Control" shall mean the occurrence of any of the following:

         (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Paragraph 4(a), shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or
              (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

         (b) The individuals who, as of July 10, 2001 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least half of the members of the Board; or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as hereinafter defined), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (c)  The consummation of:

              (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                   (A) the stockholders of the Company, immediately before such
                       Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty

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                        percent (50%) or more of the combined voting power of
                        the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least half of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

                    (C) no Person other than (1) the Company, (2) any Related
                        Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or shares, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

              (ii)  A complete liquidation or dissolution of the Company; or

              (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding shares or Voting Securities as a result of the acquisition of shares or Voting Securities by the Company which, by reducing the number of shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares or Voting Securities which increases the percentage of the then outstanding shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         5. The term "Special Separation" shall mean any termination of employment that occurs prior to the time a Participant is eligible to retire, except a termination for cause or a voluntary resignation that is not initiated or encouraged by the Company.

         6. The term "Retirement" shall mean: (a) retirement in accordance with the provisions of any appropriate retirement plan of the Company or any of its subsidiaries; or (b) termination of employment under the permanent disability provision of any retirement plan of the Company or any of its subsidiaries.

ARTICLE M -- CONSENT.

         Every Participant who receives a stock option, stock appreciation right, or grant of shares pursuant to the Plan shall be bound by the terms and provisions of the Plan and of the stock option, stock appreciation right, or grant of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, or grant of shares pursuant to the Plan shall constitute a binding agreement between the Participant and the Company and its subsidiaries and any successors in interest to any of them. Every Person who receives a stock option, stock appreciation right, or grant of shares from a Participant pursuant to the Plan shall, in addition to such terms and conditions as the Committee may require upon such grant, be bound by the terms and provisions of the Plan and of the stock option, stock appreciation right, or grant of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, or grant of shares by such Person shall constitute a binding agreement between such Person and the Company and its subsidiaries and any successors in interest to any of them. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, United States of America.

ARTICLE N -- PURCHASE OF SHARES OR STOCK OPTIONS.

         The Committee may authorize any Participant to convert cash compensation otherwise payable to such Participant into stock options or shares of Common Stock under the Plan upon such terms and conditions as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, in any such conversion the shares of Common Stock shall be valued at no less than one hundred percent (100%) of their fair market value.

ARTICLE O -- DURATION OF PLAN.

         The Plan will terminate on July 10, 2011 unless a different termination date is fixed by the shareholders or by action of the Board of Directors, but no such termination shall affect the prior rights under the Plan of the Company (or any subsidiary) or of anyone to whom stock options or stock appreciation rights were granted prior thereto or to whom shares have been transferred prior to such termination.

                             ADDITIONAL INFORMATION

1.       SHARES AWARDED AS A PORTION OF REMUNERATION

         Any shares of Common Stock of the Company awarded as a portion of a participant's remuneration shall be valued at not less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of the award. These shares may be subject to such conditions or restrictions as the Committee may determine, including a requirement that the participant remain in the employ of the Company or one of its subsidiaries for a set period of time, or until retirement. Failure to abide by any applicable restriction will result in forfeiture of the shares.

2.       U.S. TAX EFFECTS

         INCENTIVE STOCK OPTIONS

                  With regard to tax effects which may accrue to the optionee, counsel advises that if the optionee has continuously been an employee from the time an option has been granted until at least three months before it is exercised, under existing law no taxable income results to the optionee from the exercise of an incentive stock option at the time of exercise. However, the spread at exercise is an "adjustment" item for alternative minimum tax purposes.

                  Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the stock has been held more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the option price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain to the optionee depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized--e.g., a gift, a "wash" sale or a sale to a related party. The amount of ordinary income recognized by the optionee is treated as a tax deductible expense to the Company. No other amount relative to an incentive stock option is a tax deductible expense to the Company.

         NONSTATUTORY STOCK OPTIONS

                  With regard to tax effects which may accrue to the optionee, counsel advises that under existing tax law gain taxable as ordinary income to the optionee is deemed to be realized at the date of exercise of the option, the gain on each share being the difference between the market price on the date of exercise and the option price. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the option. Any appreciation in the value of the stock after the date of exercise is considered a long-term or short-term capital gain to the optionee depending on whether or not the stock was held for the appropriate holding period prior to sale.

         STOCK APPRECIATION RIGHTS

                  With regard to tax effects which may accrue to the recipient, counsel advises that "United States persons," as defined in the Internal Revenue Code of 1986 (the "I.R.C."), must recognize ordinary income as of the date of exercise equal to the amount paid to the recipient, i.e., the difference between the grant price and the value of the shares on the date of exercise.

         SHARES AWARDED AS A PORTION OF REMUNERATION

                  With regard to tax effects which may accrue to the recipient, counsel advises that "United States persons" as defined in the Internal Revenue Code of 1986 (the "I.R.C."), must recognize ordinary income in the first taxable year in which the recipient's rights to the stock are transferable or are not subject to a substantial risk of forfeiture, whichever is applicable. Recipients who are "United States persons" may also elect to include the income in their tax returns for the taxable year in which they receive the shares by filing an election to do so with the appropriate office of the Internal Revenue Service within 30 days of the date the shares are transferred to them.

                  The amount includable in income is the fair market value of the shares as of the day the shares are transferable or not subject to a substantial risk of forfeiture, whichever is applicable; if the recipient has elected to include the income in the year in which the shares are received, the amount of income includable is the fair market value of the shares at the time of transfer.

                  For non-United States persons, the time when income is realized, its measurement and its taxation, will depend on the laws of the particular countries in which the recipients are residents and/or citizens at the time of transfer or when the shares are first transferable and not subject to a substantial risk of forfeiture, as the case may be. "United States persons" who receive shares awarded as a portion of remuneration may also have tax consequences with respect to the receipt of shares or the expiration of restrictions or substantial risk of forfeiture on such shares under the laws of the particular country other than the United States of which such person is a resident or citizen.

         Notwithstanding the above advice received by the Company, it is each individual recipient's responsibility to check with his or her personal tax adviser as to the tax effects and proper handling of stock options, stock appreciation rights and Common Stock acquired. The above advice relates specifically to the U.S. consequences of stock options, stock appreciation rights and Common Stock acquired, including the U.S. consequences to "United States persons" whether or not resident in the U.S. In addition to U.S. tax consequences, for all persons who are not U.S. residents, the time when income, if any, is realized, the measurement of such income and its taxation will also depend on the laws of the particular country other than the U.S. of which such persons are resident and/or citizens at the time of grant or the time of exercise, as the case may be.

         The Plan is not subject to the qualification requirements of Section 401(a) of the I.R.C.

3.       EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

         The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended.

4.       INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by the Company with the Securities and Exchange Commission (File No. 1-434) pursuant to the 1934 Act are incorporated into this document by reference:

         1. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002;

         2. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002; and

         3. All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

         The Company will provide without charge to each participant in the Plan, upon oral or written request, a copy of any or all of these documents other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents. In addition, the Company will provide without charge to such participants a copy of the Company's most recent annual report to shareholders, proxy statement, and other communications distributed generally to security holders of the Company. Requests for such copies should be directed to Mr. James C. Ashley, Manager, Shareholder Services, The Procter & Gamble Company, P.O. Box 5572, Cincinnati, Ohio 45201, (513) 983-3413.

5.       ADDITIONAL INFORMATION

         Additional information about the Plan and its administrators may be obtained from Ms. Sharon E. Abrams, Secretary, The Procter & Gamble Company, One Procter & Gamble Plaza, Cincinnati, Ohio 45202, (513) 983-7854.

                            [PROCTER & GAMBLE LOGO]

                                      [GRANT_DATE]              [GLOBALID]

      [FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]]

      Subject: NON-STATUTORY STOCK OPTION SERIES 04-AA-2

      In recognition of your contributions to the future success of the business, the Company hereby grants you an option to purchase, in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, the Regulations of the Compensation Committee of the Board of Directors and the Exercise Instructions in place from time to time, shares of Procter & Gamble Common Stock as follows:

          Grant Value:                       $[DELIVERED_GRANT_VALUE]
          Option Price per Share:            $[STOCK_PRCE]
          Number of Shares:                  [SHARES]
          Date of Grant:                     [GRANT_DATE]
          Expiration of Option:              [DATE]
          Option Vest Date:                  100% after [DATE]
          Acceptance Deadline:               [DATE]

      The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option may become void upon separation from the Company or any of its subsidiaries (see Article G, paragraph 4 of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

      Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated if you engage in actions that are significantly contrary to the best interests of the Company or any of its subsidiaries.

                                          THE PROCTER & GAMBLE COMPANY

[ ] I hereby accept the Employee Acknowledgement and Consent Form set forth on the reverse of this letter and I hereby accept the above option to purchase shares of the Common Stock of the Company in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, with which I am familiar, including the non-compete provision and other terms of Article F, and agree that this option and The Procter & Gamble 2001 Stock and Incentive Compensation Plan together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

[ ] I hereby reject the above option to purchase shares of the Common Stock of the Company.

      -------------------                    ---------------------------------
      Date                                   Optionee Signature

                    EMPLOYEE ACKNOWLEDGEMENT AND CONSENT FORM

I understand that I am eligible to receive a grant of stock options under The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the "Plan").

Data Privacy

I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer ("Employer") and The Procter & Gamble Company and its subsidiaries and affiliates ("P&G") for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan ("Data"). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise of the option. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant

By completing this form and accepting the grant of the stock option evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant of options under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past; iii) all decisions with respect to future grants of options, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the option is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant of options will not be interpreted to form an employment relationship with P&G; and furthermore, the grant of options will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value, even below the exercise price and, if the underlying shares do not increase in value, the option will have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the option or the diminution in value of the option or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes

Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding ("Tax-Related Items"), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option grant, including the grant, vesting or exercise of the option, the subsequent sale of shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the option to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise of the option, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

                                             [date]

[name]

SUBJECT: AWARD OF RESTRICTED STOCK UNITS

This is to advise you that The Procter & Gamble Company, an Ohio corporation is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTN.

             Grant Date:                           [date]
             Forfeiture Date:                      [date]
             Original Settlement Date:             [date]
             Number of Restricted Stock Units:     [number]

                                                   THE PROCTER & GAMBLE COMPANY

[ ] I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

[ ]   I hereby reject the Award of Restricted Stock Units set forth above.



----------------               ------------------------------------
Date                           Signature

                                                                        FORM RTN

                          THE PROCTER & GAMBLE COMPANY

          STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

         THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

      The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your "Award Letter"), and your ownership thereof, are subject to the following terms and conditions.

1.    DEFINITIONS.

      For purposes of this Statement of Terms and Conditions for Restricted Stock Units ("Terms and Conditions"), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the "Plan"), and the following terms will have the following meanings.

      (a) "DATA" has the meaning described in Section 10;

      (b) "DISABILITY" means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

      (c) "DIVIDEND EQUIVALENTS" has the meaning described in Section 4;

      (d) "FORFEITURE DATE" is the date identified as such in your Award Letter;

      (e) "FORFEITURE PERIOD" means the period from the Grant Date until the Forfeiture Date.

      (f) "GRANT DATE" means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

      (g) "ORIGINAL SETTLEMENT DATE" is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

      (h) "POST-FORFEITURE PERIOD" means the period from the Forfeiture Date until the Original Settlement Date;

      (i) "PROCTER & GAMBLE" means the Company and/or its Subsidiaries;

      (j) "RESTRICTED STOCK UNIT" means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date.

2.    TRANSFER AND RESTRICTIONS.

      (a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

      (b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; or (ii) in certain circumstances, your Special Separation. In the event of your Disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

      (c) During the Post-Forfeiture Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Post-Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Post-Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.

      (d) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.

      (e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

      (f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    CONFIDENTIALITY AND NON-COMPETITION

      (a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble's trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble's business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated (except for terminations resulting from Retirement or Special Separation), in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

            (i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or

            (ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

      For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

      (b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble's trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), "generally known" means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries' industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be "generally known" until such broader use is actually commercially implemented.

      (c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble's trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

      (d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    DIVIDEND EQUIVALENTS.

      As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units ("Dividend Equivalents"). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    VOTING AND OTHER SHAREHOLDER RIGHTS.

      A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    ADJUSTMENTS IN CASE OF STOCK DIVIDENDS, STOCK SPLITS, ETC.

      In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

7.    TAX WITHHOLDING.

      To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

8.    SUSPENSION PERIODS AND TERMINATION.

      The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.

9.    PROCTER & GAMBLE RIGHT TO TERMINATE EMPLOYMENT AND OTHER REMEDIES.

      (a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you prior to the termination of your employment if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble.

      (b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
      (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.   DATA PRIVACY.

      By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan ("Data"). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

11.   NOTICES.

      (a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

                                  The Procter & Gamble Company
                                  ATTN: Corporate Secretary's Office
                                  P.O. Box 599
                                  Cincinnati, OH 45201

      or such other address as Procter & Gamble may from time to time provide to you in writing.

      (b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.   SUCCESSORS AND ASSIGNS.

      These Terms and Conditions are binding on, and inure to the benefit of,
(a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

13.   GOVERNING LAW.

      The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.   THE PLAN.

      All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.   EFFECT OF THESE TERMS AND CONDITIONS.

      These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

                                                [INSERT DATE]

[INSERT NAME]

SUBJECT: AWARD OF RESTRICTED STOCK UNITS

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD.

         Grant Date:                                 [DATE]
         Forfeiture Date:                            [DATE]
         Original Settlement Date:                   [DATE]
         Number of Restricted Stock Units:           [AMOUNT]

Paragraph 3(a) of Statement of Terms and Conditions Form RTD [is/is not] waived.

As you will see from the Statement of Terms and Conditions Form RTD, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

[ ] I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

[ ]   I hereby reject the Award of Restricted Stock Units set forth above.



-------------------         -----------------------------------------------
Date                        Signature

                                                                        FORM RTD

                          THE PROCTER & GAMBLE COMPANY

          STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

         THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

      The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your "Award Letter"), and your ownership thereof, are subject to the following terms and conditions.

1.    DEFINITIONS.

      For purposes of this Statement of Terms and Conditions for Restricted Stock Units ("Terms and Conditions"), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the "Plan"), and the following terms will have the following meanings.

      (a) "AGREED SETTLEMENT DATE" has the meaning described in Section 2(c);

      (b) "DATA" has the meaning described in Section 10;

      (c) "DISABILITY" means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

      (d) "DIVIDEND EQUIVALENTS" has the meaning described in Section 4;

      (e) "FORFEITURE DATE" is the date identified as such in your Award Letter;

      (f) "FORFEITURE PERIOD" means the period from the Grant Date until the Forfeiture Date.

      (g) "GRANT DATE" means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

      (h) "ORIGINAL SETTLEMENT DATE" is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

      (i) "POST-FORFEITURE PERIOD" means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;

      (j) "PROCTER & GAMBLE" means the Company and/or its Subsidiaries;

      (k) "RESTRICTED STOCK UNIT" means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

2.    TRANSFER AND RESTRICTIONS.

      (a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

      (b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; or (iii) in certain circumstances, your Special Separation. In the event of your Disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

      (c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold until January 15th of any later year (the "Agreed Settlement Date"). During the Post-Forfeiture Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Post-Forfeiture period, unless otherwise agreed to in writing by the Company, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Post-Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.

      (d) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.

      (e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

      (f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    CONFIDENTIALITY AND NON-COMPETITION

      (a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble's trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble's business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated (except for terminations resulting from Retirement or Special Separation), in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

            (i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or

            (ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

      For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

      (b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble's trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), "generally known" means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries' industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be "generally known" until such broader use is actually commercially implemented.

      (c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble's trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

      (d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    DIVIDEND EQUIVALENTS.

      As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units ("Dividend Equivalents"). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    VOTING AND OTHER SHAREHOLDER RIGHTS.

      A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    ADJUSTMENTS IN CASE OF STOCK DIVIDENDS, STOCK SPLITS, ETC.

      In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

7.    TAX WITHHOLDING.

      To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

8.    SUSPENSION PERIODS AND TERMINATION.

      The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.

9.    PROCTER & GAMBLE RIGHT TO TERMINATE EMPLOYMENT AND OTHER REMEDIES.

      (a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you prior to the termination of your employment if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble.

      (b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.   DATA PRIVACY.

      By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan ("Data"). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

11.   NOTICES.

      (a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

                                The Procter & Gamble Company
                                ATTN: Corporate Secretary's Office
                                P.O. Box 599
                                Cincinnati, OH 45201

      or such other address as Procter & Gamble may from time to time provide to you in writing.

      (b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.   SUCCESSORS AND ASSIGNS.

      These Terms and Conditions are binding on, and inure to the benefit of,
(a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

13.   GOVERNING LAW.

      The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.   THE PLAN.

      All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.   EFFECT OF THESE TERMS AND CONDITIONS.

      These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

                                               [INSERT DATE]

[INSERT NAME]

SUBJECT: AWARD OF RESTRICTED STOCK UNITS

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form OPN.

            Grant Date:                           [DATE]
            Original Settlement Date:             [DATE]
            Number of Restricted Stock Units:     [AMOUNT]

Paragraph 3(a) of Statement of Terms and Conditions Form OPN [is/is not] waived.

As you will see from the Statement of Terms and Conditions Form OPN, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

                                          THE PROCTER & GAMBLE COMPANY

[ ] I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

[ ]   I hereby reject the Award of Restricted Stock Units set forth above.



-------------------         -------------------------------------------
Date                        Signature

                                                                        FORM OPN

                          THE PROCTER & GAMBLE COMPANY

          STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

         THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

      The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your "Award Letter"), and your ownership thereof, are subject to the following terms and conditions.

1.    DEFINITIONS.

      For purposes of this Statement of Terms and Conditions for Restricted Stock Units ("Terms and Conditions"), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the "Plan"), and the following terms will have the following meanings.

      (a) "AGREED SETTLEMENT DATE" has the meaning described in Section 2(b);

      (b) "DATA" has the meaning described in Section 10;

      (c) "DISABILITY" means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;

      (d) "DIVIDEND EQUIVALENTS" has the meaning described in Section 4;

      (e) "GRANT DATE" means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

      (f) "ORIGINAL SETTLEMENT DATE" is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

      (g) "PROCTER & GAMBLE" means the Company and/or its Subsidiaries;

      (h) "RESTRICTED STOCK UNIT" means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

      (i) "SETTLEMENT PERIOD" means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date.

2.    TRANSFER AND RESTRICTIONS.

      (a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

      (b) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold until January 15th of any later year (the "Agreed Settlement Date"). During the Settlement Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Settlement Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Settlement Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.

      (c) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.

      (d) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

      (e) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    CONFIDENTIALITY AND NON-COMPETITION

      (a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble's trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble's business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated (except for terminations resulting from Retirement or Special Separation), in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

            (i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or

            (ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.

      For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.

      (b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble's trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), "generally known" means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries' industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be "generally known" until such broader use is actually commercially implemented.

      (c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble's trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.

      (d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

4.    DIVIDEND EQUIVALENTS.

      As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units ("Dividend Equivalents"). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    VOTING AND OTHER SHAREHOLDER RIGHTS.

      A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    ADJUSTMENTS IN CASE OF STOCK DIVIDENDS, STOCK SPLITS, ETC.

      In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.

7.    TAX WITHHOLDING.

      To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.

8.    SUSPENSION PERIODS AND TERMINATION.

      The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.

9.    PROCTER & GAMBLE RIGHT TO TERMINATE EMPLOYMENT AND OTHER REMEDIES.

      (a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you prior to the termination of your employment if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble.

      (b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past;
      (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10.   DATA PRIVACY.

      By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan ("Data"). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

11.   NOTICES.

      (a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

                              The Procter & Gamble Company
                              ATTN: Corporate Secretary's Office
                              P.O. Box 599
                              Cincinnati, OH 45201

      or such other address as Procter & Gamble may from time to time provide to you in writing.

      (b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

12.   SUCCESSORS AND ASSIGNS.

      These Terms and Conditions are binding on, and inure to the benefit of,
(a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

13.   GOVERNING LAW.

      The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

14.   THE PLAN.

      All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

15.   EFFECT OF THESE TERMS AND CONDITIONS.

      These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

                             [PROCTER & GAMBLE LOGO]

                          The Procter & Gamble Company
                                Executive Offices
              1 Procter & Gamble Plaza, Cincinnati, Ohio 45202-3315

                                     [Date]

[Name]

Subject: Restricted Stock Award

As authorized by the Compensation Committee of the Board of Directors on [Date], I hereby award you [amount] shares of Procter & Gamble Restricted Stock under The Procter & Gamble 2001 Stock and Incentive Plan.

These shares will vest 100% on [date] (the vesting date) and are subject to the attached Statement of Conditions and Restrictions, Form SRS.

These restricted shares will be forfeited as a result of any separation from the Company (except separation due to death or permanent disability) prior to the vesting date.

As a reminder, since you are subject to U.S. taxation, you may make a Section 83(b) election, which includes the value of the restricted stock in your gross income in the year it is granted. You must make the election within 30 days of the grant by filing the required notification with both the IRS and the Company. You may want to consult your personal tax advisor before making any Section 83(b) election.

                                           THE PROCTER & GAMBLE COMPANY

                                                                        FORM SRS

                                PROCTER & GAMBLE

                    STATEMENT OF CONDITIONS AND RESTRICTIONS

         THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

      The shares of Common Stock of The Procter & Gamble Company (the "Restricted Shares") awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.    RESTRICTIONS AND CONDITIONS ON SHARES --

      (a) Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.

      (b) In the event that your employment with Procter & Gamble terminates for any reason except as set forth in Section 4(a)(ii) below prior to the vesting date shown in the accompanying letter, you will be deemed to have received delivery on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days any of these Restricted Shares where the conditions and restrictions have not lapsed as set forth in paragraph 4 below at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.

      (c) In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.

      (d) (i) The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation Committee (the "Committee") in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.

            (ii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery or deemed delivery of the Company's demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

            (iii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery or deemed delivery to you of the Company's demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company's Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.    SHAREHOLDER RIGHTS --

      Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.    ADJUSTMENTS IN CASE OF STOCK DIVIDENDS, STOCK SPLITS, ETC. --

      In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed "Restricted Shares," (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.    LAPSE OF CONDITIONS AND RESTRICTIONS --

      (a) The conditions and restrictions set forth in paragraph 1 above shall lapse as follows:

            (i) The conditions and restrictions on the Restricted Shares shall lapse on the dates set forth in the accompanying letter.

            (ii) In the event your employment with Procter & Gamble terminates as a result of your death or permanent disability, the conditions and restrictions on these Restricted Shares shall lapse in their entirety.

      (b) The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

      (c) When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.    COMPANY RIGHT TO TERMINATE EMPLOYMENT AND OTHER REMEDIES --

      Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.    DEFINITIONS --

      (a) The term "Company" as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.

      (b) The term "Procter & Gamble" as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.    ADDITIONAL DOCUMENTS --

      a It is the intention of the Company that this grant of Restricted Shares shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

      (b) If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.    NOTICES --

      (a) Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.

      (b) Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.    THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN --

      The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 9, 2001, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.   SUCCESSORS AND ASSIGNS --

      The provisions of this Statement shall be binding upon and inure to the benefit of

      (a) the Company, its successors and assigns, and

      (b) you and, to the extent applicable, your legal representative.

11.   GOVERNING LAW --

      The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.   ADDITIONAL INFORMATION CONCERNING COMMON STOCK --

      The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:

      (a) The Procter & Gamble Company is organized under the laws of the State of Ohio.

      (b) The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.

      (c) The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.

      (d) A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.

                            [PROCTER & GAMBLE LOGO]

                                                The Procter & Gamble Company
                                                2 P&G Plaza
                                                Cincinnati, Ohio 45202-3315
                                                www.pg.com

                                     [Date]

[Name]

The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan (PST
Plan) is the oldest continuous profit sharing plan in the United States. This year the Company celebrates the [number] anniversary of employee profit sharing!

As you know, the Company's contribution to your PST Plan account is a percentage of the Base Wages paid to you during the Plan Year [date] while you were a participant in the Plan. However, Federal Regulations limit the amount of wages that can be used for making contributions to a qualified retirement plan, such as the PST Plan. For the Plan Year ended [Date], the available wages were limited to [amount].

The Company's strategy is to make up the difference between the allowable PST Plan credit and what would otherwise be your credit (if wages were not limited) by making a Retirement Supplement award in the form of stock with restrictions until retirement. This credit in Restricted Stock is known as the ERISA Excess (previously called the OBRA Excess), as ERISA, and its many amendments, is the law that governs US qualified retirement plans. ERISA stands for the Employee Retirement Income Security Act.

-     Value of ERISA Excess Award for Restricted Stock allocation
      (based on wages of [amount]):                                    [amount]

NOTICE OF ERISA EXCESS AWARD: Your Restricted Stock account has now been updated to include your [date] non-qualified retirement plan credit award. As a reminder, we have a `certificateless" restricted stock system, so instead of issuing a certificate to you for your [date] award, you can view your account on-line.

As a reminder, if you are subject to U.S. taxation, you may make an Section 83(b) election, which includes the value of the restricted stock in your gross income in the year it is granted. YOU MUST MAKE THE ELECTION WITHIN 30 DAYS OF THE GRANT BY FILING THE REQUIRED NOTIFICATION WITH BOTH THE IRS AND THE COMPANY. Attached is a general information sheet on the U.S. taxation of restricted stock, including the tax consequences of the Section 83(b) election. You may want to consult your personal tax advisor before making any Section 83(b) election.

IF YOU HAVE QUESTIONS REGARDING YOUR RESTRICTED STOCK ACCOUNT, PLEASE CONTACT [NAME] IN GLOBAL PROCESSES & SYSTEMS.

                                                                        FORM RRS

                                PROCTER & GAMBLE

                    STATEMENT OF CONDITIONS AND RESTRICTIONS

         THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN

      The shares of Common Stock of The Procter & Gamble Company (the "Restricted Shares") awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.    RESTRICTIONS AND CONDITIONS ON SHARES --

      (a) Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.

      (b) In the event that your employment with Procter & Gamble terminates, except as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, you will be deemed to have received on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days these Restricted Shares at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.

      (c) In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.

      (d) (i) The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation Committee (the "Committee") in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.

            (ii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery of the Company's demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

            (iii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery to you of the Company's demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company's Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.    SHAREHOLDER RIGHTS --

      Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.    ADJUSTMENTS IN CASE OF STOCK DIVIDENDS, STOCK SPLITS, ETC. --

      In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed "Restricted Shares," (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.    LAPSE OF CONDITIONS AND RESTRICTIONS --

      (a) The conditions and restrictions set forth in paragraph 1 above shall lapse in their entirety on the earliest of

            (i) the date your employment with Procter & Gamble terminates as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, provided, however, that the Treasurer of The Procter & Gamble Company may agree to extend the restrictions to a date after retirement to provide for expiration (a) on a date not later than December 15 of the year of retirement; (b) on January 15 of the year following retirement; or (c) in five or ten annual installments beginning on January 15 of the year following retirement, with any such extension to be agreed to only upon your written request made prior to January 1 of the year of your retirement and your agreement not to engage in competitive employment (as defined in Article F(1) of The Procter & Gamble 2001 Stock and Incentive Compensation Plan following retirement until expiration of the restrictions without first obtaining written permission from the Company; or

            (ii) there is a "change in control" (as defined in the Plan) of Procter & Gamble; or

            (iii) the date the Committee, in its sole discretion, accepts in writing your written request to accelerate the lapse of conditions and restrictions due to Company approval in writing of your planned retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant. In no case will the Committee accept your request to accelerate the lapse of conditions and restrictions prior to October 1 of the calendar year preceding the calendar year of your approved retirement.

      (b) The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

      (c) When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.    COMPANY RIGHT TO TERMINATE EMPLOYMENT AND OTHER REMEDIES --

      Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.    DEFINITIONS --

      (a) The term "Company" as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.

      (b) The term "Procter & Gamble" as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.    ADDITIONAL DOCUMENTS --

      a It is the intention of the Company that this transaction shall meet the requirements of, and result in the application of, the rules prescribed by
Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

      (b) If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.    NOTICES --

      (a) Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.

      (b) Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.    THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN --

      The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 9, 2001, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.   SUCCESSORS AND ASSIGNS --

      The provisions of this Statement shall be binding upon and inure to the benefit of

      (a) the Company, its successors and assigns, and

      (b) you and, to the extent applicable, your legal representative.

11.   GOVERNING LAW --

      The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.   ADDITIONAL INFORMATION CONCERNING COMMON STOCK --

      The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:

      (a) The Procter & Gamble Company is organized under the laws of the State of Ohio.

      (b) The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.

      (c) The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.

      (d) A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.